EAGLE ENERGY INFRASTRUCTURE FUND

Class	A	Shares	EGLAX
Class	C	Shares	EGLCX
Class	I	Shares	EGLIX
Class	N	Shares	EGLNX

Supplement dated June 20, 2025

to the Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2024

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Effective March 21, 2025, John L. Sabre no longer served as a portfolio manager for the Eagle Energy Infrastructure Fund (the “Fund”). Therefore, all references to John L. Sabre are removed from the Fund’s Prospectus and SAI.

Zachary R. Slater has been added as a portfolio manager for the Eagle Energy Infrastructure Fund.

The disclosure following the paragraph heading “Portfolio Managers” on page 6 of the Prospectus is revised as follows:

Princeton	Eagle
Greg Anderson, Manager & President	Edward R. Allen III, Senior Partner
Zachary R. Slater, Senior Vice President	Steven S. Russo, Senior Partner
Alex Meier, Portfolio Manager
Michael Cerasoli, Portfolio Manager

Except for Messrs. Meier, Cerasoli and Slater, each of the Portfolio Managers has served the Fund since it commenced operations in September 2012. Messrs. Meier and Cerasoli has served on the Fund’s portfolio team as portfolio managers since January 2020. Mr. Slater has served on the Fund’s portfolio team as portfolio manager since April 2025. Each of the Fund’s portfolio managers is jointly and primarily responsible for the day-to-day management.

In the section entitled “Co-Advisers & Portfolio Managers” on page 13 of the Prospectus, John L. Sabre’s biography is deleted and replaced with the following:

Zachary R. Slater

Senior Vice President

Mr. Slater joined Princeton Fund Advisors, LLC and its affiliates in 2011 to conduct and oversee research on new investment opportunities. His experience includes evaluating and monitoring traditional, alternative and private investment strategies as well as managing option trading strategies. Additionally, he has experience transitioning strategies into different investment vehicles. Mr. Slater is responsible for sourcing new managers, conducting due diligence on potential managers and ongoing monitoring of current managers and investments. He holds a B.S. from the Daniels College of Business at the University of Denver.

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The third and fourth sentence of the first paragraph in the section entitled “CO-ADVISERS” on page 31 of the Prospectus are revised as follows:

Princeton is deemed to be controlled by Greg D. Anderson, who is a Manager. Mr. Anderson owns approximately 30% of voting interests in Princeton.

The first sentence in the section entitled “PORTFOLIO MANAGERS” on page 38 of the SAI is revised as follows:

Greg D. Anderson, Zachary R. Slater, Edward R. Allen III, Steven S. Russo, Alex Meier and Michael Cerasoli are co-portfolio managers of the Fund.

John L. Sabre’s account managed information table in the section entitled “PORTFOLIO MANAGERS” on page 38 of the SAI is deleted and replaced with the following:

Zachary R. Slater Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	2	$320.1 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

The first sentence in the section entitled “Compensation” on page 40 of the SAI is revised as follows:

For their services as co-portfolio managers to the Fund, Greg D. Anderson receives a fixed salary from Princeton and also share in its profits, if any. Zachary R. Slater receives a fixed salary and bonus from Princeton.

In the “Dollar Range of Equity Securities in the Fund” table in the section entitled “Ownership of Securities” on page 40 of the SAI, John L Sabre’s information is deleted and the following information relating to Zachary R. Slater is added:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Zachary R. Slater	$0-$10,000

You should read this Supplement in conjunction with the Prospectus and SAI for the Fund dated July 29, 2024. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-868-9501. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.

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